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                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================
Distribution Date:  September 27, 1999

(i)  Amount of principal being paid or distributed:

     (a)  Certificates  (1)         $0.00
                           --------------------
                        (2)  $               -  , per-$1,000 original
                           --------------------   principal amount of the
                                                  Certificates)

(ii) Amount of interest being paid or distributed on:

     (a)  Certificates  (1)  $525,969.26          6.0137500%   (Based on 3-Month
                           -------------------- --------------- LIBOR)

                        (2)   $ 0.0000152       per $1,000 original principal
                           -------------------- amount of the Certificates)


     (b)  (1)  3 Mo. Libor for the reporting period from the previous
               Distribution Date was:                           5.0000000%
                                                                ----------

          (2)  The Student Loan Rate was:      Not Applicable
                                               --------------------

(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
      (a) Distributed:    (1)      $0.00
                                 -------------
                          (2)    $          -  , per $1,000 original principal
                                 ------------- amount of the Certificates)
      (b)  Balance:       (1)    $          -
                                 -------------
                          (2)    $          -   , per $1,000 original principal
                                 -------------  amount of the Certificates)

(iv)  Pool Balance at end of related Collection Period:  $741,933,471.35
                                                         -----------------

(v) After giving effect to distributions on this Distribution Date:

      (a)  (1)  Certificate Balance:            $34,600,000.00
                                                ----------------
           (2)  Certificate Pool Factor:            1.00000000
                                                ----------------


(vi)(a)(1)  Amount of Servicing Fee for  related Collection Period: $809,773.61

       (2)  $ 23.4038616, per $1,000 original principal amount of the Notes.
            ------------

     (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):
       (1)  Distributed:     $0.00
                             --------------
                             $           -  , per $1,000 original principal
                             -------------- amount of the Certificates)
       (2)  Balance:         $0.00
                             --------------
                             $           -  , per $1,000 original principal
                             -------------- amount of the Certificates)

     (c)  Amount of Administration Fee for related Collection Period: $3,000.00
                                                                      ----------
                    $ 0.0867052          per $1,000 original principal amount of
                    --------------------  the Certificates)



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(vii) (a)  Aggregate amount of Realized Losses (if any) for the related
           Collection Period:                             $0.00
                                                          -----

      (b)  Delinquent Contracts              # Disb.       %          $ Amount         %
                                             -------     -----      ------------    -------
           30-60 Days Delinquent             1,352       2.05%      $ 14,902,517     2.94%
           61-90 Days Delinquent               605       0.92%      $  7,137,868     1.41%
           91-120 Days Delinquent              217       0.33%      $  2,483,768     0.49%
           More than 120 Days Delinquent       733       1.11%      $  7,369,726     1.45%
           Claims Filed Awaiting Payment       558       0.85%      $  5,280,402     1.04%
                                             ------     ------     -------------    ------
              TOTAL                          3,465       5.26%      $ 37,174,281     7.32%

(viii)Amount in the Reserve Account:    $2,379,937.59
                                        ----------------

(ix)  Amount in the Prefunding Account: $24,692.39
                                        ----------------

(x) Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to be distributed as a payment of principal in
      respect of Notes:            $0.00
                                   ------------

(xi) Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period to be distributed as a payment of principal in
      respect of Notes:            $0.00
                                   ------------

(xii) (a)  Cumulative TERI Claims Ration as of Distribution Date   1.72%
                                                                  ----------
      (b)  TERI Trigger Event has not occured.

10/1/99 11:14 AM


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